                                                                   EXHIBIT 10.40

                            AMENDMENT TO AGREEMENT

This AMENDMENT TO AGREEMENT (the "Amendment") is effective as of    8/31/99
                                                                 -------------
("Effective Date") by and between AvantGo, Inc., with an office at 1700 S. Amphlett Blvd., Suite 300, San Mateo, CA 94402 ("AvantGo"), and McKessonHBOC Corporation ("Licensee"), with an office at One Post Street, San Francisco, CA 94104 ("Licensee").

                                  Background
                                  ----------

AvantGo and Licensee entered into a License Agreement dated October 1, 1998 (the "License Agreement") in which AvantGo licensed certain software to Licensee for Licensee to distribute internally. The parties now wish to amend the License Agreement.

                                   Agreement
                                   ---------

1.  Exhibit B of the License Agreement is hereby replaced by the following:

                                   Exhibit B
                                   ---------


   # of Licenses       Price /       Discount         Maint /           Purchase                    Comments
                       License         Level          Support             Date

------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%      Aug 30, 1999       Option for [******] unit pricing
------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%      Dec 31, 1999       Option for future pricing as
                                                                                                  described
------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%     Within 3 years
------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%     Within 5 years      If purchase [******] within 3
                                                                                         years, pricing extends to 5
                                                                                                 years
------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%     Within 5 years      Maintenance/Support capped at
                                                                                               $[******]/year
------------------------------------------------------------------------------------------------------------------------

 . Maintenance and Support cost is based upon current devices pricing tier multiplied by all previously purchased devices.
 . Includes as many AvantGo servers as reasonably necessary.
 . Includes all current and future AvantGo client and server releases.
 . For purposes of audit, number of units will be defined as those which have synced within the 3 months preceding the audit. Any users not counted under this provision will be removed from the system.
 . McKessonHBOC OEM customers will not pay additional license fee to access
  McKessonHBOC enterprise solutions.
 . Pricing terms are for up to [******] years from the Effective Date of this
  Amendment.
 . McKessonHBOC reserves the right to renegotiate.
 . Discount tier applies to other future AvantGo products.

2. If McKessonHBOC decides to resell AvantGo to its customers, McKessonHBOC and AvantGo agree to amend the License Agreement to allow for resale. The resale prices would be subject to this Amendment.

3. Except as so amended, the License Agreement shall remain in full force and effect.

4. Capitalized terms used without definition herein shall have the meaning given them in the License Agreement.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     IN WITNESS WHEREOF, the parties have executed this Amendment by their qualified representatives effective as of the date first above written.

AvantGo, Inc.                            McKessonHBOC Corporation



Signature: /s/Felix Lin               Signature: /s/Thomas M. Magill
          ----------------------                ----------------------
Name: Felix Lin                       Name: Thomas M. Magil
     ---------------------------            --------------------------
Title: CEO                            Title: VP Logistics Technologies
      --------------------------            --------------------------
Date:  8/31/99                        Date: 8/30/99
     ---------------------------            --------------------------

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